Exhibit 99.20

MBNA MASTER CREDIT CARD TRUST II

SERIES 1997-I

KEY PERFORMANCE FACTORS
March 31, 2001



        Expected B Maturity                                        8/16/04


        Blended Coupon                                              6.4132%



        Excess Protection Level
          3 Month Average 7.56%
          March, 2001 8.20%
          February, 2001  7.53%
          January, 2001 6.94%


        Cash Yield20.67%


        Investor Charge Offs 4.83%


        Base Rate 7.63%


        Over 30 Day Delinquency 4.90%


        Seller's Interest 7.37%


        Total Payment Rate14.60%


        Total Principal Balance$56,622,749,044.91


        Investor Participation Amount$750,000,000.00


        Seller Participation Amount$4,172,058,483.42